Supplement to the currently effective Statement of Additional Information ("SAI") for the following fund:

Scudder VIT Equity 500 Index Fund

--------------------------------------------------------------------------------

The following information amends the relevant disclosure in the "Management of the Fund - Investment Advisor" section of the SAI:

Effective September 19, 2005, Scudder VIT Equity 500 Index Fund pays a monthly investment management fee, based on the average daily net assets of the fund, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                             Fee Rate
-------------------------------------------------------------

$0 - $1 billion                                      0.200%
Next $1 billion                                      0.175%
Over $2 billion                                      0.150%













September 30, 2005